UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE

In re General DataComm, Inc.                   Case No. 01-11102
                                               Reporting Period: December 2002

                               MONTHLY OPERATING REPORT

                File with Court and submit copy to United States
                    Trustee within 20 days after end of month
                  (Forms are reported in thousands of dollars)

Submit copy of report to any official committee appointed in the case.

                                                           Document Explanation
REQUIRED DOCUMENTS                             Form No.    Attached   Attached
-------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements     MOR-1           X
     Bank Reconciliation (or copies of debtor's
       bank reconciliations)                    MOR-1 (CON'T)   X
     Copies of bank statements                                  X
     Cash disbursements journals                                X
Statement of Operations                         MOR-2           X
Balance Sheet                                   MOR-3           X
Status of Postpetition Taxes                    MOR-4           X
    Copies of IRS Form 6123 or payment receipt                  X
    Copies of tax returns filed during reporting period        N/A
Summary of Unpaid Postpetition Debts            MOR-4           X
    Listing of aged accounts payable                            X
Accounts Receivable Reconciliation and Aging    MOR-5           X
Debtor Questionnaire                            MOR-5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------
Signature of Debtor                              Date

---------------------
Signature of Joint Debtor                        Date

/S/ W. G. HENRY                                  2/4/03
---------------------                            ---------
Signature of Authorized Individual*              Date

WILLIAM G. HENRY                                 VP & CFO
---------------------                            ----------
Printed Name of Authorized Individual            Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re General DataComm, Inc.                    Case No. 01-11102
          Debtor                                Reporting Period: December 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                    BANK ACCOUNTS                     CURRENT MONTH              CUMULATIVE FILING TO DATE
                                    -------------                     -------------              -------------------------
                             OPER.  PAYROLL   TAX   OTHER           ACTUAL     PROJECTED           ACTUAL     PROJECTED
-----------------------------------------------------------      --------------------------     --------------------------
CASH BEGINNING  OF MONTH      (206)   (20)     0       0                 (226)           8              58         8
-----------------------------------------------------------      --------------------------     --------------------------
RECEIPTS
-----------------------------------------------------------      --------------------------     --------------------------
CASH  SALES                                                                 0            0                0        0
ACCOUNTS RECEIVABLE            468                                        468          313            6,380    4,708
LOANS AND ADVANCES                                                          0            0                0        0
SALE  OF  ASSETS                                                            0            0                0        0
TRANSFERS FROM OPERATING
  ACCT                         683    644                               1,327        1,883           18,926   26,923
TRANSFERS FROM OPER. ACCT
  FOR WIRES                    273                                        273          530           12,275   11,944
OTHER                                  23                                  23            0              229      139
TRANSFERS  (FROM  DIP ACCTS)                                                0            0                0        0

-----------------------------------------------------------      --------------------------     --------------------------
    TOTAL  RECEIPTS          1,424    667       0       0               2,091        2,726           37,810   43,714
-----------------------------------------------------------      --------------------------     --------------------------
DISBURSEMENTS
-----------------------------------------------------------      --------------------------     --------------------------
NET PAYROLL                    31     476                                 507          714            8,312    5,942
PAYROLL TAXES                         168                                 168            0            2,366      792
SALES, USE, & OTHER TAXES      11                                          11           20              307      859
INVENTORY PURCHASES           582                                         582          630           11,691   16,871
SECURED/RENTAL/LEASES          12                                          12            6              309      790
INSURANCE                      90                                          90          322            1,997    2,792
ADMINISTRATIVE                                                              0            0                0        0
SELLING                                                                     0            0                0        0
UTILITIES                      31                                          31           50              803    1,673
INTEREST                                                                    0            0                0      264
FREIGHT                        37                                          37           70              699      791
LOAN PAYMENTS                                                               0            0                0        0
OTHER  (ATTACH  LIST)          31                                          31           70            2,026    3,615
    ADEQUATE PROTECTION                                                     0            0              103        0
    CLAIMS AGENTS               2                                           2           10               43       96
    REPAIRS & MAINT.           10                                          10           20              127      275
    TRAVEL                     20                                          20           30              231      295
    SECURITY SERVICES           5                                           5           13              110      141
    TEMPORARY LABOR                                                         0            0                0        0
    BANK CHARGES                3                                           3            0               11        9
    MORTGAGE PAYOFF                                                         0            0              635      630
    COMPUTER UPGRADE            5                                           5           10               28       60
OWNER DRAW *                                                                0            0                0        0
TRANSFERS (TO DIP ACCTS)      510                                         510          313            5,156    3,830
                                                                            0            0                0        0
PROFESSIONAL FEES              90                                          90          355            2,049    3,989
U.S. TRUSTEE QUARTERLY FEES                                                 0            0                0        0
COURT COSTS                                                                 0            0                0        0
OUTSTANDING CHECKS                                                          0            0            1,114        0
-----------------------------------------------------------      ---------------------------    ------------------------
TOTAL DISBURSEMENTS         1,470     644         0       0             2,114        2,633           38,117   43,714
-----------------------------------------------------------      ---------------------------    ------------------------
NET CASH FLOW                 (46)     23         0       0               (23)          93             (307)       9
(RECEIPTS LESS DISBURSEMENTS)
-----------------------------------------------------------      ---------------------------     -----------------------
CASH - END OF MONTH          (252)      3         0       0              (249)         101             (249)       8
------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES: (FROM CURRENT ACCOUNT COLUMN):
TOTAL DISBURSEMENTS                                                  2,114
  LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                    510
  PLUS:  ESTATE DISBURSEMENTS MADE BY
           OUTSIDE SOURCES (i.e., FROM ESCROW ACCOUNTS)                  0
                                                                     -----
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES      1,604
                                                                     =====

Reconciliation of Final Cash Balance:

  General DataComm Inc. MOR:
     Outstanding Checks            (299)
     Manual Payroll Account           3
     Auto Payroll Account             0
     Manual Deposit Account           8
     Petty Cash                       2
     Canada - Bank of Montreal       37
                                  -----
                                   (249)
                                  -----
  Total Cash Reported Above:       (249)
                                  =====


                                                                     FORM MOR-1

In re General DataComm, Inc.                   Case No. 01-11102
         Debtor                                Reporting Period: December 2002

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                Operating     Payroll      Tax       Other
                                #             #            #         #
------------------------------------------------------------------------------
BALANCE PER BOOKS
------------------------------------------------------------------------------
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
------------------------------------------------------------------------------
* Adjusted bank balance must equal
    balance per books
------------------------------------------------------------------------------
DEPOSITS IN TRANSIT            Date  Amount  Date Amount Date Amount Date Amount
                               -------------------------------------------------


CHECKS OUTSTANDING             Ck.#  Amount  Ck.# Amount Ck.# Amount Ck.# Amount
                               ------------------------------------------------


OTHER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re General DataComm, Inc.                    Case No. 01-11102
            Debtor                              Reporting Period: December 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                              Cumulative
REVENUES                                          Month     Filing to Date
-------------------------------------------------------------------------------
Gross Revenues                                    $1,632        29,337
Less:  Returns and Allowances                                        0
Net Revenue                                       $1,632        29,337
-------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------
Beginning Inventory                                3,580         5,291
Add: Purchases                                       507         9,282
Add: Cost of Labor                                    23           384
Add: Other Costs (attach schedule)                   317         3,430
Less: Ending Inventory                             3,577         3,577
Cost of Service                                      850        14,810
-------------------------------------------------------------------------------
Gross Profit                                         782        14,527
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
Advertising                                           0              1
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                           53            763
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                               0            142
Rent and Lease Expense                                0             65
Salaries/Commissions/Fees                           547          7,771
Supplies                                              3            142
Taxes - Payroll                                      23            461
Taxes - Real Estate                                  10            140
Taxes - Other                                        27            678
Travel and Entertainment                             13            219
Utilities                                            10            512
Other (attach schedule)                              88          1,223
-------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation        774         12,117
-------------------------------------------------------------------------------
Other Operating Income                                0            -73
-------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                  47            445
-------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses    -39          2,038
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------
Other Income (attach schedule)                        0          2,450
Interest Expense(1)                                   0          3,260
Other Expense (attach schedule)                       0           -317
------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items       -39          1,545
-------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------
Professional Fees                                   200          3,300
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
Gain (Loss) from Discontinued Operations                          -353
Other Reorganization Expenses (attach schedule)
-------------------------------------------------------------------------------
Total Reorganization Expenses                       200          2,947
Income Taxes                                          3             91
-------------------------------------------------------------------------------
Net Profit (Loss)(1)                              ($242)       ($1,493)
-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

 (1) Excludes interest on secured debt that may not be payable.

                                                                   FORM MOR-2

In re General DataComm, Inc.                   Case No. 01-11102
           Debtor                              Reporting Period: December 2002


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                            Cumulative
BREAKDOWN OF "OTHER" CATEGORY                   Month       Filing to Date
-------------------------------------------------------------------------------
Other Costs

Other Operational Expenses
  Allocated Expense to Cost of Sales              -36         -438
  Communications                                   11          342
  Outside Services                                 35          749
  Freight                                           1           26
  Misc.                                            77          544
------------------------------------------------------------------------------
                                                   88        1,223
------------------------------------------------------------------------------
Other Income
  Gain on legal settlement                          0        2,450
------------------------------------------------------------------------------
Other Expenses (Income)                                       -311
  Life insurance claim on former CEO
Misc.                                               0           -6
------------------------------------------------------------------------------

Other Reorganization Expenses

-------------------------------------------------------------------------------

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the Chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                            FORM MOR-2 (CON'T)
                                                            (9/99)

In re  General DataComm, Inc.                 Case No.  01-11102
              Debtor                          Reporting Period:  December 2002

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF       BOOK VALUE ON
                  ASSETS           CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------
Unrestricted Cash and Equivalents              -249                     191
Restricted Cash and Cash
  Equivalents (see continuation sheet)
Accounts Receivable (Net)                     2,528                   5,609
Notes Receivable
Inventories                                   4,172                   5,291
Prepaid Expenses                                496                      24
Professional Retainers
Other Current Assets (attach schedule)          308                     284
-------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                         $7,255                 $11,399
-------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------
Real Property and Improvements
Machinery and Equipment                      88,218                  92,280
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                88,017                  91,095
-------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                  $   201                $ 1,185
-------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------
Loans to Insiders*
Other Assets (attach schedule)                    4                     124
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          $     4                 $   124
-------------------------------------------------------------------------------
TOTAL ASSETS                                $ 7,460                 $12,708
-------------------------------------------------------------------------------


                                       BOOK VALUE AT END OF       BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY       CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
 (Postpetition)
-------------------------------------------------------------------------------
Accounts Payable                                691                       0
Taxes Payable (refer to FORM MOR-4)
Wages Payable                                   409
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees                               807
Amounts Due to Insiders*
Other Postpetition Liabilities
    (attach schedule)                         1,236
-------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES               $3,143                     $0
-------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------
Secured Debt
Priority Debt
Unsecured Debt (1)                          247,522                 253,987
-------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES (1)         $247,522                $253,987
-------------------------------------------------------------------------------
TOTAL LIABILITIES                          $250,665                $253,987
-------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------
Capital Stock                                 7,588                   7,588
Additional Paid-In Capital                   72,915                  72,915
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition           -322,215                -322,215
Retained Earnings - Post-Petition            -1,493
Adjustments to Owner Equity
  (attach schedule)- FCT                          0                     433
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)
-------------------------------------------------------------------------------
NET OWNER EQUITY                          ($243,205)              ($241,279)
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY       $  7,460                $ 12,708
===============================================================================
 *"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                   FORM MOR-3

In re: General DataComm, Inc.                  Case No. 01-11102
               Debtor                          Reporting Period: December 2002


                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   ASSETS                              CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------
Other Current Assets
  Tax Receivable                                346                     384
  Other                                         -38                    -100
-------------------------------------------------------------------------------
Other Assets
  Other Long Term Assets                          4                     124

-------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY        CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

Other Postpetition Liabilities
  Net Vital Transactions                         57
  Accrued Legal                                  89
  Accrued Interest                              556
  VAT Payable                                    44
  Accrued Taxes                                 490
                                              -----
  Total                                       1,236

Adjustments to Owner Equity


Postpetition Contributions (Distributions) (Draws)


-------------------------------------------------------------------------------

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                            FORM MOR-3 (CON'T)
                                                                          (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
               Debtor                          Reporting Period: December 2002

                             STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


---------------------------------------------------------------------------------------------------
                      Beginning   Amount                                                  Ending
                        Tax       Withheld    Amount          Date              Check No.    Tax
                      Liability   or Accrued   Paid           Paid              or EFT   Liability
---------------------------------------------------------------------------------------------------
Federal
---------------------------------------------------------------------------------------------------
Withholding             0           91         91  12/4,12/11,12/18,12/25;12/30    EFT          0
FICA-Employee           0           28         28  12/4,12/11,12/18,12/25;12/30    EFT          0
FICA-Employer           0           28         28  12/4,12/11,12/18,12/25;12/30    EFT          0
Unemployment            0            0          0  12/4,12/11,12/18,12/25;12/30    EFT          0
Income                  0            0          0                                               0
Other:                  0            0          0                                               0
---------------------------------------------------------------------------------------------------
 Total Federal Taxes    0          147        147                                               0
---------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------
Withholding             0           20         20  12/4,12/11,12/18,12/25;12/30   EFT           0
Sales                 (10)          (1)        (8)          -                                 (19)
Excise                  0            0          0                                               0
Unemployment            0            1          1  12/4,12/11,12/18,12/25;12/30   EFT           0
Real Property         349           29          0           -                                 378
Personal Property     292            6          0            -                                298
Other:                  7            0          0            -                                  7
----------------------------------------------------------------------------------------------------
Total State and Local 638           55         13                                             664
----------------------------------------------------------------------------------------------------
Total Taxes           638          202        160                                             664
----------------------------------------------------------------------------------------------------

                         SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
-------------------------------------------------------------------------------
                                              Number of Days Past Due
                             --------------------------------------------------
                             Current  0-30   31-60   61-90     Over 90   Total
-------------------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
-------------------------------------------------------------------------------
Total Postpetition Debts
-------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-4
                                                                          (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
            Debtor                             Reporting Period: December 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of
  the reporting period                                                  5,830
+ Amounts billed during the period                                      1,645
- Amounts collected during the period                                  -1,462
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period            6,013
--------------------------------------------------------------------------------

Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0 - 30 days old                                                         2,844
31 - 60 days old                                                          366
61 - 90 days old                                                          264
91+ days old                                                            2,539
Total Accounts Receivable                                               6,013
Amount considered uncollectible (Bad Debt)                                600
Additional Reserves                                                     2,885
Accounts Receivable (Net)                                               2,528
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                       Yes     No
-------------------------------------------------------------------------------
1. Have any  assets  been  sold or  transferred
   outside  the  normal  course of business this reporting
   period? If yes, provide an explanation below.                           X

2. Have any  funds  been  disbursed  from any  account
   other  than a debtor in possession  account this
   reporting period? If yes, provide an explanation below.                 X

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                            X

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?  If no, provide
   an explanation below.                                           X

--------------------------------------------------------------------------------
                                                                      FORM MOR-5
                                                                          (9/99)